CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2018
Disclosure Text Block [Abstract]
CAPITAL MANAGEMENT

18. CAPITAL MANAGEMENT

Brookfield Renewable’s primary capital management objectives are to ensure the sustainability of its capital to support continuing operations, meet its financial obligations, allow for growth opportunities and provide stable distributions to its LP Unitholders. Brookfield Renewable’s capital is monitored through debt to total capitalization ratio on a consolidated and corporate basis, as at December 31, 2018 these ratios were 34% and 20%, respectively (2017: 40% and 24%, respectively).

Brookfield Renewable has provided covenants to certain of its lenders for its corporate borrowings and credit facilities. The covenants require Brookfield Renewable to meet minimum debt to capitalization ratios. Subsidiaries of Brookfield Renewable have provided covenants to certain of their lenders for their non-recourse borrowings. These covenants vary from one credit agreement to another and include ratios that address debt service coverage. Certain lenders have also put in place requirements that oblige Brookfield Renewable and its subsidiaries to maintain debt and capital expenditure reserve accounts. The consequences to the subsidiaries as a result of failure to comply with their covenants could include a limitation of distributions from the subsidiaries to Brookfield Renewable, as well as repayment of outstanding debt. Brookfield Renewable is dependent on the distributions made by its subsidiaries to service its debt.

As part of the TerraForm Global transaction, Brookfield Renewable acquired assets with non-recourse financings that were in default prior to the acquisition. As at December 31, 2018, the loans had outstanding principal amounts totaling $183 million, and mature between 2026 and 2031. These loans have remained not in compliance with certain covenants due to conditions that existed prior to the acquisition of TerraForm Global, including issues with contractors under engineering, procurement and construction contracts. The loan balances relating to the South African Portfolio have been classified as Liabilities directly associated with assets held for sale. See Note 4 – Assets held for sale. The remaining balances have been classified as current as at December 31, 2018 in the annual audited consolidated financial statements. These loans have a total outstanding balance as at December 31, 2018 of $13 million. Brookfield Renewable is currently working with all the lenders to cure such defaults and release the restrictions placed on the projects. Except for the aforementioned defaults, Brookfield Renewable complied with all material financial covenants as of December 31, 2018.

Brookfield Renewable’s strategy during 2018, which was unchanged from 2017, was to maintain the measures set out in the following schedule as at December 31:

	Corporate		Consolidated
(MILLIONS)	2018	2017	2018	2017
Corporate borrowings	$2,334	$2,552	$2,334	$2,552
Non-recourse borrowings	-	-	8,384	9,214
	2,334	2,552	10,718	11,766
Deferred income tax liabilities, net(1)	-	-	4,049	3,411
Equity
Participating non-controlling interest -
in operating subsidiaries	-	-	8,129	6,298
Preferred equity	568	616	568	616
Preferred limted partners' equity	707	511	707	511
Unitholders' equity(2)	7,802	6,857	7,802	6,857
Total capitalization	$11,411	$10,536	$31,973	$29,459
Debt to total capitalization	20%	24%	34%	40%
[1]

[1]
  Deferred income tax liabilities less deferred income tax assets.
  Unitholder s’ equity includes equity attributable to Limited p artner’s e quity, Redeem able / Exchangeable partnership units, and GP interest.